REVENUES	12 Months Ended
Dec. 31, 2025
Revenue
REVENUES

7.	REVENUES

Oil, natural gas liquids and natural gas are mostly sold under contracts of varying price and volume terms. Revenues for oil are typically collected on the 20th day of the month following production, while natural gas and NGL revenues are collected by the 45th day of the month following production. The amount of accrued accounts receivable at December 31, 2025 was $8.1 million (2024 - $9.7 million).

The following table presents the Company’s gross oil and gas revenue disaggregated by revenue source:

	December 31,
	2025	2024

Oil revenue	$62,994	$68,303
Natural gas revenue	3,945	1,745
NGL revenue	5,154	4,544
Total oil and natural gas revenues	72,093	74,592
Less: Royalties	(15,237)	(16,068)
Oil and natural gas revenues, net of royalties	$56,856	$58,524